UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2010

The GC Net Lease REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-159167

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2121 Rosecrans Avenue, Suite 3321 El Segundo, CA 90245

(Address of principal executive offices, including zip code)

(310) 606-5900

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The GC Net Lease REIT, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated August 27, 2010, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a property located in Emporia, Kansas (the “Emporia Partners property”) in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

Item 9.01. Financial Statements

Report of Independent Auditors

To the Board of Directors

GC Net Lease REIT, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of the Emporia Partners Property (the “Property”) for each of the three years ended December 31, 2009. This statement of revenues and certain operating expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain operating expenses based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain revenue and operating expenses (described in Note 2) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain operating expenses presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Property for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Los Angeles, California

November 10, 2010

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR EMPORIA PARTNERS PROPERTY

	For the Years Ended December 31,			For the Period Ended June 30,
	2007	2008	2009	2010
				(Unaudited)
Revenues:
Rentals	$760,000	$765,000	$765,000	$407,000
Property Tax Recovery	195,000	198,000	207,000	103,000

Total Revenue	955,000	963,000	972,000	510,000

Operating Expenses:
Property Tax Expense	(195,000)	(198,000)	(207,000)	(103,000)
Interest Expense	(368,000)	(356,000)	(340,000)	(163,000)

Total Expenses	(563,000)	(554,000)	(547,000)	(266,000)

Excess of Revenue Over Certain Operating Expenses	$392,000	$409,000	$425,000	$244,000

See accompanying notes

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE YEARS ENDED

DECEMBER 31, 2007, 2008 AND 2009

1. Organization

The GC Net Lease REIT, Inc. (the “Company”), through The GC Net Lease REIT Operating Partnership, LP (the “Operating Partnership”), acquired the ownership interests in a fully-leased office headquarters and industrial production and distribution facility located in Emporia, Kansas (the “Emporia Partners property”) from various affiliates of the Company’s sponsor on August 27, 2010. The Emporia Partners property is 100% leased to a single tenant, Hopkins Enterprises, Inc., which subleases the property to Hopkins Manufacturing Corporation (collectively, “Hopkins”), on a net lease basis, obligating Hopkins to all costs and expenses to operate and maintain the property, including capital expenditures. See Note 4, Lease, below.

2. Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain operating expenses has been prepared to comply with the Regulation S-X Rule 3-14 of the Securities and Exchange Commission. The statement includes only those costs for which the Company would be responsible.

The Emporia Partners property is not a legal entity and the accompanying statement is not representative of the actual operations for the periods presented, as certain revenues and operating expenses that may not be comparable to the revenues and expense the Company expects to incur in the future operations of the Emporia Partners property have been excluded. Excluded items consist of interest income, straight-line rent, certain operating expenses, depreciation and amortization, and management fees.

An audited statement is being presented for the three most recent years due to the Emporia Partners property being contributed by affiliates of the Company’s sponsor. Management is not aware of any factors related to the Emporia Partners property that would cause this financial information not to be indicative of future operating results.

Revenue Recognition

The lease of the Emporia Partners property is accounted for as an operating lease. Revenue is recognized based on the contractual provisions of the lease. Property taxes are paid directly by Hopkins. Property tax recovery, however, is reflected in the statement as the Company has ultimate responsibility for these expenses.

Use of Estimates

The preparation of the financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3. Related Party Transactions

The Emporia Partners property was contributed to the Company, through the Operating Partnership, by various affiliates of the Company’s sponsor on August 27, 2010. The affiliates received limited partnership units in exchange for the Emporia Partners property.

NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE YEARS ENDED

DECEMBER 31, 2007, 2008 AND 2009

4. Lease

On August 27, 2010, the Company, through the Operating Partnership, acquired all of the ownership interests in the Emporia Partners property for an acquisition price of approximately $8.36 million. The Operating Partnership issued approximately 315,200 limited partnership units, at a price per share of $9.20, or $2.90 million, in exchange for the seller’s ownership interests. On the acquisition date, the Emporia Partners lease had a remaining lease term of approximately 10 years. The following summarizes the future minimum rent payments pursuant to the lease terms:

2010	$819,251
2011	824,175
2012	824,175
2013	882,129
2014 and thereafter	6,683,117

Total	$10,032,847

5. Debt

The Company assumed approximately $5.42 million in existing debt related to the Emporia Partners property acquisition. The Emporia Partners property debt had an original loan amount of $6.93 million, and a fixed rate of 5.88%. The terms of the loan require monthly principal and interest payments. The loan is secured by a first mortgage and security agreement on the Company’s interest in the underlying Emporia Partners property, a fixture filing, and an assignment of leases, rents, income and profits. The loan has an initial term of 20 years and matures in September 2023.

The following summarizes the future principal repayments per the loan terms discussed above:

2010	$263,550
2011	279,699
2012	295,982
2013	314,973
2014 and thereafter	4,442,140

Total	$5,596,344

THE GC NET LEASE REIT, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEETS

June 30, 2010

(Unaudited)

The following unaudited pro forma condensed consolidated balance sheets are presented to reflect (1) the contribution of the Emporia Partners property from various affiliates of the Company’s sponsor; and (2) the issuance of 315,200 limited partnership units of The GC Net Lease REIT Operating Partnership, LP, in exchange for the property to give effect to the acquisition of the property as if the acquisition had occurred on June 30, 2010.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with the unaudited Consolidated Balance Sheets of The GC Net Lease REIT, Inc. (the “Company”), and accompanying notes thereto, as of June 30, 2010, included in the Company’s quarterly report filed on Form 10-Q for the three and six-month periods ended June 30, 2010, and the audited Consolidated Balance Sheets contained in the annual report on Form 10-K for the year ended December 31, 2009.

THE GC NET LEASE REIT, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	Historical June 30, 2010	Pro Forma Adjustment- Emporia Partners		Pro Forma
Assets:
Rental properties, net	$77,668,307	$7,841,583	a	$85,509,890
Above market leases	1,481,424	—	a	1,481,424
Cash and cash equivalents	2,342,168	—		2,342,168
Restricted cash	1,000,699	776,102	b	1,776,801
Deferred financing costs, net	576,757	—		576,757
Due from affiliates	238,069	—		238,069
Deferred rent receivable and other accounts	737,071	—		737,071

Total Assets	$84,044,495	$8,617,685		$92,662,180

Liabilities:
Mortgage payable	$33,874,146	$5,422,086	c	$39,296,232
Credit facility	16,900,000	—		16,900,000
Restricted cash reserves	1,000,699	261,496	b	1,262,195
Below market leases	558,323	—		558,323
Due to affiliates	944,976	—		944,976
Prepaid Rent	—	11,077		11,077
Accounts payable and other liabilities, including distributions payable	901,948	23,026	c	924,974

Total Liabilities	$54,180,092	$5,717,685		$59,897,777

Noncontrolling interests subject to redemption	7,480,000	—		7,480,000
Common stock subject to redemption	42,898	—		42,898

Stockholders’ Equity:
Preferred Stock, $0.001 par value, 200,000,000 shares authorized, 0 shares issued and outstanding	$—	—		$—
Common Stock, $0.001 par value, 700,000,000 shares authorized, 902,314 shares issued and outstanding	9,014	—		9,014
Additional paid-in capital	7,375,837	—		7,375,837
Cumulative distributions	(269,415)	—		(269,415)
Accumulated deficit	(538,441)	—		(538,441)

Total GC Net Lease REIT, Inc. stockholders’ equity	6,576,995	—		6,576,995

Noncontrolling interests	15,764,510	2,900,000	d	18,664,510

Total equity	22,341,505	2,900,000		25,241,505

Total liabilities and stockholders’ equity	$84,044,495	8,617,685		$92,662,180

See accompanying notes

THE GC NET LEASE REIT, INC.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

The following unaudited pro forma condensed consolidated statements of operations of the Company, for the year ended December 31, 2009 and for the six months ended June 30, 2010, are presented as if (1) the Renfro, Plainfield and Emporia Partners properties were contributed by affiliates of the Company’s sponsor as of the beginning of each period presented; (2) the Will Partners property was acquired by the Company from three unaffiliated third parties and an affiliate of the Company’s sponsor as of the beginning of each period presented; (3) the Company assumed the related secured mortgage debt in conjunction with the contribution of the Renfro, Plainfield and Emporia properties (the unaudited pro forma condensed consolidated statements of operations reflect the terms of the Renfro debt and the Renfro lease as if in place on January 1, 2009); (4) the Will Partners property was financed from the Credit Facility; (5) the Company issued a total of 3.15 million limited partnership units of the Operating Partnership in exchange for the properties; and (6) the Company issued 129,032 shares at $9.30 per share and the receipt of cash as of January 1, 2009. The pro forma condensed consolidated statements of operations for the year ended December 31, 2009 are presented as if the contribution and acquisition of the properties and the respective property debt occurred on January 1, 2009. The pro forma condensed consolidated statements of operations for the six months ended June 30, 2010, are presented as if the acquired property and the related debt financing occurred on January 1, 2010.

The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the Consolidated Financial Statements of The GC Net Lease REIT, Inc. and accompanying notes thereto, included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2009 and the unaudited consolidated financial statements of The GC Net Lease REIT, Inc. and accompanying notes thereto, included in the Company’s quarterly report filed on Form 10-Q for the three and six month periods ended June 30, 2010. In the Company’s opinion, all adjustments necessary to reflect the effects of the properties contributed and acquired, the respective debt, and the issuance of the Company’s shares and limited partnership units have been made.

The pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual operating results would have been had the properties been contributed on January 1, 2009 and January 1, 2010, respectively, nor do they purport to represent our future operating results.

THE GC NET LEASE REIT, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENTS OF OPERATIONS

December 31, 2009 (Unaudited)

	Historical	Renfro Historical	Plainfield Historical	Will Partners Historical	Emporia Partners Historical	Pro Forma Adjustment		Pro Forma
Revenue:
Rent revenue	$2,507,487	$840,052	$1,086,750	$2,278,523	$765,089	$160,040	a	$7,637,941
Tenant recoveries – property taxes	213,878	67,560	101,156	431,011	206,735	—	a	1,020,340
Interest income	11,212	—	—	—	—	—		11,212

Total revenue	2,732,577							8,669,493
Asset management fee	219,674	—	—	—	—	450,207	b	669,881
Property management fee	68,442	—	—	—	—	178,876	c	247,318
Property tax expenses	213,878	67,560	101,156	431,011	206,735	—	a	1,020,340
General and administrative	683,769	—	—	—	—	—	d	683,769
Acquisition fees and expenses	1,637,592	—	—	—	—	1,272,385	e	2,909,977
Depreciation and amortization expense	920,919	—	—	—	—	1,960,585	f	2,881,504
Interest expense	1,223,889	—	—	—	340,451	2,030,993	g	3,595,333

Total expenses	$4,968,163							$12,008,122

Net loss	$(2,235,586)							$(3,338,629)
Net loss attributable to noncontrolling interest	$(1,989,071)	—	—	—	—	—	h	$(3,157,341)
Net loss available to common stockholders	$(246,515)							$(181,288)
Net loss per share, basic and diluted	$(1.79)							$(1.00)
Weighted average shares - basic and diluted	137,598						h	181,886

See accompanying notes

THE GC NET LEASE REIT, INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2010

(Unaudited)

	Historical	Will Partners Historical	Emporia Partners Historical	Pro Forma Adjustment		Pro Forma
Revenue:
Rent revenue	$2,518,487	976,762	407,164	(992)	a	$3,901,421
Tenant recoveries – Property taxes	232,922	236,526	103,367	—	a	572,815
Interest income	2,804	—	—	—		2,804

Total revenue	2,754,213					4,477,040

Asset management fee	$219,544	—	—	115,184	b	$334,728
Property management fee	69,364	—	—	49,754	c	119,118
Property tax expenses	232,922	236,526	103,367	—	a	572,815
General and administrative	413,428	—	—	—	d	413,428
Acquisition fees and expenses	909,362	—	—	363,023	e	1,272,385
Depreciation and amortization expense	1,175,756	—	—	567,616	f	1,743,372
Interest expense	1,223,258	—	163,204	415,693	g	1,802,155

Total expenses	$4,243,634					$6,258,001

Net loss	$(1,489,421)					$(1,780,961)
Net loss attributable to noncontrolling interest	$(1,197,495)	—		—	h	$(1,526,640)
Net loss available to common stockholders	$(291,926)					$(254,321)

Net loss per share, basic and diluted	$(0.55)					$(0.48)
Weighted average shares - basic and diluted	527,741				h	527,741

See accompanying notes

THE GC NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Rental Properties

On April 21, 2009, the board of directors approved the contribution of certain properties from Plainfield Partners, LLC, (“Plainfield) and Renfro Partners, LLC, (“Renfro”), affiliates of the sponsor of The GC Net Lease REIT, Inc. (the “Company”), to The GC Net Lease Operating Partnership, LP, (the “Operating Partnership”), and the contribution was completed on June 18, 2009. The properties are occupied by Chicago Bridge & Iron (“CB&I”) and Renfro Corporation, respectively. These properties were contributed upon the Company fulfilling its minimum offering requirement, among other events. As of the contribution date, the CB&I and Renfro Corporation leases had remaining lease terms of 13 and 12 years, respectively.

On May 10, 2010, the board of directors approved the acquisition, by the Operating Partnership, of the ownership rights in Will Partners Investors, LLC (“Will Partners”) from three unaffiliated third parties and an affiliate of the Company’s sponsor. The acquisition was completed on June 4, 2010. The Will Partners property is occupied by World Kitchen, LLC. As of the contribution date, the World Kitchen, LLC lease had a remaining lease term of 10 years.

On July 14, 2010, the board of directors approved the contribution to the Operating Partnership, of the ownership rights in an entity (“Emporia Partners”) from various affiliates of the Company’s sponsor. The contribution was completed on August 27, 2010. The Emporia Partners property is leased by Hopkins Enterprises (“Hopkins”), which subleases the property to Hopkins Manufacturing Corporation (“Hopkins Manufacturing”). As of the contribution date, the Hopkins lease had a remaining lease term of 10 years.

All four leases are full net leases, obligating each tenant to all expenses and costs of operating and maintaining the respective property, including capital expenditures.

Plainfield, Renfro, Will Partners and Emporia Partners are hereinafter referred to as the “Properties”.

In accordance with Accounting Standards Codification (“ASC”) 805-10, “Business Combinations” (“ASC 805-10”), the Company performs the following procedures when allocating the contributed or acquired value of the real estate: (1) estimate the value of the real estate as of the transaction date on an “as if vacant basis”; (2) allocate the “as if vacant” value among land, building, and tenant improvements; (3) calculate the value of the intangible assets and liabilities as the difference between the “as if vacant” value and the contributed value; and (4) allocate the intangible value to the above, below and at market leases, leasing costs associated with in-place leases, tenant relationships and other intangible assets. The purchase price for Plainfield and Renfro has been allocated, as of the contribution dates, in accordance with the methodology discussed above, and is presented in the unaudited pro forma condensed consolidated balance sheets.

The value allocated to building is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 40 year useful life and

THE GC NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

tenant improvements are amortized over the remaining contractual, non-cancelable term of the in-place lease. The value of above and below market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease and recorded as either an increase (for below market leases) or a decrease (for above market leases) to rental income. Costs associated with originating these leases are amortized over the remaining contractual, non-cancelable term of the in-place lease, and are included in rental properties, net, in the accompanying unaudited pro forma condensed consolidated balance sheets.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheets

The Unaudited Pro Forma Condensed Consolidated Balance Sheets as of June 30, 2010 reflects the following:

a. The unaudited pro forma condensed consolidated balance sheets include the acquisition value of the Emporia Partners property at fair market value as follows:

Emporia Partners
Building and improvements	$5,693,414
Land at fair market value	274,110
Intangible leasing assets	1,874,059
Less accumulated depreciation and amortization	—
Rental properties, net	7,841,583

b. As part of the Emporia Partners contribution, the Company assumed $515,000 in replacement reserves, which were funded by the contributing entity, pursuant to the terms of the loan agreement. Property tax and property insurance reserves, which are funded by the tenant and held by the lender, totaled $261,000 at the acquisition date.

c. The unaudited pro forma condensed consolidated balance sheets reflect the assumption of approximately $5.42 million as part of the Emporia Partners contribution. The Emporia Partners property debt had an original loan amount of $6.93 million, and a fixed rate of 5.88%. The terms of the loan require monthly principal and interest payments. The unaudited pro forma condensed consolidated balance sheets reflect accrued interest for one month. The loan is secured by a first mortgage and security agreement on our interest in the underlying Emporia Partners property, a fixture filing, and an assignment of leases, rents, income and profits. The loan has an initial term of 20 years and matures in September 2023. As of the acquisition date, the unamortized loan principal was $5.42 million.

d. In exchange for the Emporia Partners property, the Operating Partnership issued 315,200 limited partnership units at $9.20 per share, representing an equity contribution of $2.9 million.

THE GC NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations

The historical amounts for the Properties presented include operating revenues and certain operating expenses as required by Rule 3-14 of Regulation S-X. Other property level expenses, such as depreciation and management fees, are presented as pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations, and are derived from the results of each transaction:

a. The pro forma adjustments reflect the contribution and acquisition of the Properties as of January 1, 2009 and January 1, 2010 and include adjustments to reflect the following:

The historical rent revenue represents the contractual rent, straight line rent and in-place lease valuation amortization from the contribution date of Renfro and Plainfield to December 31, 2009. The Renfro and Plainfield historical amounts represent contractual rent as if the property had been contributed as of January 1, 2009. Historical rent revenue for Will Partners and Emporia Partners includes the contractual amount pursuant to the lease in effect during the time period presented. The Pro Forma

Adjustments are presented to adjust contractual rent revenue to a straight-line and the amortization of in-place lease valuation, in accordance with ASC 805-10, for each property, as if the property was acquired on January 1, 2009. The following summarizes the adjustment made to rent revenue for the period ended December 31, 2009:

	Renfro	Plainfield	Will Partners	Emporia Partners	Total
Adjustment to straight-line	$60,444	$115,272	$(24,221)	$134,739	$286,234
(Above)/below market, in-place rent	(4,284)	21,183	(143,093)	—	(126,194)

Total rent revenue adjustment	$56,160	$136,455	$(167,314)	$134,739	$160,040

The unaudited pro forma adjustment to rental revenue for Will Partners and Emporia Partners for the six months ended June 30, 2010 consisted of the following:

	Will Partners	Emporia Partners	Total
Adjustment to Straight-line	$17,071	$42,750	$59,821
(Above)/Below market, in-place rent	(60,813)	—	(60,813)

Total Base Rent	$(43,742)	$42,750	$(992)

Property tax recovery is reflected in the statements as the Company has ultimate responsibility for these expenses.

THE GC NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The following are the explanations for other operating and property level expenses included in the December 31, 2009 (for the Properties) and June 30, 2010 (for Will Partners and Emporia Partners) unaudited pro forma condensed consolidated statements of operations:

b. Asset management fees are paid monthly to the Advisor at 0.0625%, or 0.75% annually, based on the aggregate book value of the properties, pursuant to the Advisory Agreement dated February 10, 2009, as amended. The aggregate book value for Renfro, Plainfield, Will Partners and Emporia Partners was $21.7 million, $32.66 million, $26.31 million, and $8.36 million, respectively, at the beginning of each period.

c. Property management fees are paid to The GC Net Lease REIT Property Management, LLC monthly at 3.0% of gross property revenues received, pursuant to the Property Management Agreement.

d. General and administrative expenses consist of organizational costs, professional fees for legal and accounting, as well as other corporate related expenses. The Company became liable for organizational costs advanced by the Company’s advisor on May 6, 2009, when the Company sold the minimum number of shares required to commence operations.

e. Acquisition fees and expenses are incurred with each contribution and acquisition transaction. The amount incurred for Will Partners and Emporia Partners was $909,362 and $363,023, respectively.

f. Depreciation expense is reflected in the pro forma based on an estimated useful life of 40 years at the contributed basis or acquisition price for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value. The following table summarizes the depreciation and amortization expense adjustment to the unaudited pro forma condensed consolidated statements of operations, by asset category:

For the year ended December 31, 2009:

	Renfro	Plainfield	Will Partners	Emporia Partners	Total
Building and building improvements	$173,102	$201,413	$466,354	$142,335	$983,204
Tenant absorption and leasing costs	134,542	173,084	488,394	181,361	977,381

Total	$307,644	$374,497	$954,748	$323,696	$1,960,585

For the six month period ended June 30, 2010:

	Will Partners	Emporia Partners	Total
Building and building improvements	$198,201	$71,168	$269,369
Tenant absorption and leasing costs	207,567	90,680	298,247

Total	$405,768	$161,848	$567,616

THE GC NET LEASE REIT, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

g. Interest expense related to the acquired and assumed property debt is reflected in the pro forma based on the interest rates and terms described in Note c under “Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheets.” The following table summarizes the interest expense adjustments to the unaudited pro forma condensed consolidated statements of operations as of December 31, 2009:

December 31, 2009
Renfro (at a rate of 6.50%)	$396,680
Plainfield (at a rate of 6.65%	662,563
Will Partners (at a rate of 5.75%)	971,750

Total	$2,030,993

For the six months ended June 30, 2010, the interest expense adjustments for Will Partners and Emporia Partners were $415,693 and $163,204, respectively, pursuant to the terms described in Note c under “Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheets.”

h. Net loss attributable to noncontrolling interest is derived as if the limited partnership units were issued for the Properties as of January 1, 2009 and converted to common stock (94.57% of total shares as if converted), and January 1, 2010 (85.72% of total shares as if converted). Earnings per share of common stock is calculated based on the actual weighted average shares outstanding for the twelve month period ended December 31, 2009 and the 129,032 shares issued that met the minimum offering requirement as if outstanding on January 1, 2009. Weighted average common shares for June 30, 2010 have not been adjusted. The following table summarizes the weighted average shares outstanding the end of each period and the allocable percentage of noncontrolling interest:

	For the year ended December 31, 2009	For the six months ended June 30, 2010
Weighted average shares outstanding (initial capitalization of the Company)	100	—
Weighted average shares outstanding (initial issuance), as if outstanding at the beginning of the period, and outstanding for the six months ended June 30, 2010	129,032	—
Weighted average shares outstanding (subsequent issuances)	52,754	527,741

Total weighted average shares outstanding	181,886	527,741
Operating partnership units issued in the initial capitalization of the operating partnership (W)	20,000	20,000
Operating partnership units issued in conjunction with the contribution of Renfro and Plainfield, and as if converted to common stock (X)	2,020,000	2,020,000
Operating partnership units issued in conjunction with the acquisition of Will Partners, and as if converted to common stock (X)	813,043	813,043
Operating partnership units issued in conjunction with the acquisition of Emporia Partners, and as if converted to common stock (X)	315,217	315,217

Total outstanding shares (Y)	3,350,146	3,696,001
Percentage of operating partnership units (noncontrolling interests) to total outstanding shares (W+ Sum of X)/(Y)	94.57%	85.72%
Net loss allocable to noncontrolling interest based on the percentage of operating partnership units outstanding to total outstanding shares	($3,157,341)	($1,526,640)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GC NET LEASE REIT, INC.

Date: November 12, 2010	By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer